Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Second Quarter 2018

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information	2

Consolidated Statements of Income	3

Consolidated Average Daily Balances and Yield / Rate Analysis	5

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI	7

Non-Interest Income, Mortgage Income and Wealth Management Income	8

Non-Interest Expense	10

Reconciliation to GAAP Financial Measures
Adjusted Net Interest Income and Other Financing Income, Adjusted Net Interest Income/Margin FTE Basis, Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, and Return Ratios	11

Statements of Discontinued Operations	14

Credit Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios, Adjusted Net Charge-offs and Related Ratios	15
Non-Accrual Loans (excludes loans held for sale), Criticized and Classified Loans - Business Services, and Home Equity Lines of Credit - Future Principal Payment Resets	18
Early and Late Stage Delinquencies	19
Troubled Debt Restructurings	20

Consolidated Balance Sheets	21

Loans	22

Deposits	25

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital	27

Forward-Looking Statements	28

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Earnings Summary
Interest income and other financing income - taxable equivalent	$1,088	$1,060	$1,043	$1,035	$1,011
Interest expense - taxable equivalent	136	122	102	97	89
Depreciation expense on operating lease assets	14	16	17	18	18
Net interest income and other financing income - taxable equivalent	938	922	924	920	904
Less: Taxable-equivalent adjustment	12	13	23	23	22
Net interest income and other financing income	926	909	901	897	882
Provision (credit) for loan losses	60	(10)	(44)	76	48
Net interest income and other financing income after provision (credit) for loan losses	866	919	945	821	834
Non-interest income	512	507	516	482	490
Non-interest expense	911	884	920	853	875
Income from continuing operations before income taxes	467	542	541	450	449
Income tax expense	89	128	221	138	133
Income from continuing operations	378	414	320	312	316
Income (loss) from discontinued operations before income taxes	(3)	—	6	—	—
Income tax expense (benefit)	—	—	(9)	1	—
Income (loss) from discontinued operations, net of tax	(3)	—	15	(1)	—
Net income	$375	$414	$335	$311	$316
Income from continuing operations available to common shareholders	$362	$398	$304	$296	$300
Net income available to common shareholders	$359	$398	$319	$295	$300

Earnings per common share from continuing operations - basic	$0.32	$0.35	$0.26	$0.25	$0.25
Earnings per common share from continuing operations - diluted	0.32	0.35	0.26	0.25	0.25
Earnings per common share - basic	0.32	0.35	0.28	0.25	0.25
Earnings per common share - diluted	0.32	0.35	0.27	0.25	0.25

Balance Sheet Summary
At quarter-end—Consolidated
Loans, net of unearned income	$80,478	$79,822	$79,947	$79,356	$80,127
Allowance for loan losses	(838)	(840)	(934)	(1,041)	(1,041)
Assets	124,557	122,913	124,294	123,271	124,643
Deposits	95,283	96,990	96,889	97,591	98,093
Long-term borrowings - Federal Home Loan Bank advances	5,153	2,603	3,653	1,603	3,254
Long-term borrowings - Other	4,737	5,346	4,479	4,499	3,511
Stockholders' equity	15,777	15,866	16,192	16,624	16,893
Average balances—Consolidated
Loans, net of unearned income	$79,957	$79,891	$79,523	$79,585	$80,110
Assets	122,960	123,494	123,834	123,433	123,843
Deposits	95,253	95,428	97,060	96,863	97,489
Long-term borrowings - Federal Home Loan Bank advances	3,711	4,424	2,918	2,655	3,237
Long-term borrowings - Other	5,031	5,107	4,491	4,036	3,511
Stockholders' equity	15,682	15,848	16,414	16,784	16,797

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Selected Ratios and Other Information

As of and for Quarter Ended
6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Return on average assets* (1)	1.23%	1.36%	1.02%	1.00%	1.03%
Return on average common stockholders' equity*	9.68%	10.75%	8.10%	7.33%	7.53%
Return on average tangible common stockholders’ equity (non-GAAP)* (2)	14.54%	16.08%	11.88%	10.62%	10.91%
Return on average tangible common stockholders’ equity from continuing operations (non-GAAP)* (2)	14.67%	16.08%	11.33%	10.61%	10.91%
Efficiency ratio from continuing operations	62.7%	61.9%	63.9%	60.9%	62.8%
Adjusted efficiency ratio from continuing operations (non-GAAP) (2)	60.4%	60.5%	60.5%	60.8%	62.3%
Common book value per share	$13.42	$13.40	$13.55	$13.57	$13.40
Tangible common book value per share (non-GAAP) (2)	$8.97	$8.98	$9.16	$9.33	$9.28
Tangible common stockholders’ equity to tangible assets (non-GAAP) (2)	8.36%	8.54%	8.71%	9.18%	9.30%
Basel III common equity (3)	$11,234	$11,206	$11,152	$11,332	$11,613
Basel III common equity Tier 1 ratio (3)	11.0%	11.1%	11.1%	11.3%	11.5%
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP) (2)(3)	10.9%	11.0%	11.0%	11.2%	11.4%
Tier 1 capital ratio (3)	11.8%	11.9%	11.9%	12.1%	12.3%
Total risk-based capital ratio (3)	13.6%	13.7%	13.8%	14.2%	14.3%
Leverage ratio (3)	10.1%	10.1%	10.0%	10.2%	10.4%
Effective tax rate (4)	19.2%	23.6%	40.8%	30.8%	29.5%
Allowance for loan losses as a percentage of loans, net of unearned income	1.04%	1.05%	1.17%	1.31%	1.30%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.41	x	1.40	x	1.44	x	1.37	x	1.27x
Net interest margin (FTE)*	3.49%	3.46%	3.37%	3.36%	3.32%
Adjusted net interest margin (FTE) (non-GAAP)* (2)	3.49%	3.46%	3.39%	3.36%	3.32%
Loans, net of unearned income, to total deposits	84.5%	82.3%	82.5%	81.3%	81.7%
Net charge-offs as a percentage of average loans*	0.32%	0.42%	0.31%	0.38%	0.34%
Adjusted net charge-offs as a percentage of average loans (non-GAAP)* (2)	0.32%	0.40%	0.31%	0.38%	0.34%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.74%	0.75%	0.81%	0.96%	1.03%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale	0.83%	0.85%	0.92%	1.06%	1.14%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale (5)	0.99%	1.02%	1.13%	1.25%	1.32%
Associate headcount—full-time equivalent (6)	20,326	20,666	21,014	21,391	21,412
ATMs	1,956	1,919	1,899	1,902	1,899

Branch Statistics
Full service	1,414	1,410	1,406	1,425	1,426
Drive-through/transaction service only	62	63	63	64	66
Total branch outlets	1,476	1,473	1,469	1,489	1,492

*Annualized

(1)	Calculated by dividing income from continuing operations by consolidated average assets.

(2)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 7, 11, 12, 13 and 27.

(3)	Current quarter Basel III common equity as well as the Basel III common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.

(4)	The increase in the effective tax rate in fourth quarter 2017 was driven by tax-related charges from continuing operations of $61 million in the fourth quarter associated with tax reform.

(5)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 19 for amounts related to these loans.

(6)	As of 6/30//2018 and 3/31/2018 approximately 644 and 681 employees related to discontinued operations have been excluded, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Interest income, including other financing income on:
Loans, including fees	$881	$851	$827	$827	$801
Debt securities—taxable	156	154	151	148	150
Loans held for sale	4	3	5	3	4
Other earning assets	17	19	15	13	10
Operating lease assets	18	20	22	21	24
Total interest income, including other financing income	1,076	1,047	1,020	1,012	989
Interest expense on:
Deposits	57	49	42	42	37
Short-term borrowings	6	1	1	2	2
Long-term borrowings	73	72	59	53	50
Total interest expense	136	122	102	97	89
Depreciation expense on operating lease assets	14	16	17	18	18
Total interest expense and depreciation expense on operating lease assets	150	138	119	115	107
Net interest income and other financing income	926	909	901	897	882
Provision (credit) for loan losses	60	(10)	(44)	76	48
Net interest income and other financing income after provision (credit) for loan losses	866	919	945	821	834
Non-interest income:
Service charges on deposit accounts	175	171	171	175	169
Card and ATM fees	112	104	106	103	104
Wealth management income	77	75	73	73	72
Capital markets income	57	50	56	35	38
Mortgage income	37	38	36	32	40
Securities gains (losses), net	1	—	10	8	1
Other	53	69	64	56	66
Total non-interest income	512	507	516	482	490
Non-interest expense:
Salaries and employee benefits	511	495	479	464	470
Net occupancy expense	84	83	82	89	85
Furniture and equipment expense	81	81	80	83	84
Other	235	225	279	217	236
Total non-interest expense	911	884	920	853	875
Income from continuing operations before income taxes	467	542	541	450	449
Income tax expense	89	128	221	138	133
Income from continuing operations	378	414	320	312	316
Discontinued operations:
Income (loss) from discontinued operations before income taxes	(3)	—	6	—	—
Income tax expense (benefit)	—	—	(9)	1	—
Income (loss) from discontinued operations, net of tax	(3)	—	15	(1)	—
Net income	$375	$414	$335	$311	$316
Net income from continuing operations available to common shareholders	$362	$398	$304	$296	$300
Net income available to common shareholders	$359	$398	$319	$295	$300
Weighted-average shares outstanding—during quarter:
Basic	1,119	1,127	1,152	1,182	1,202
Diluted	1,128	1,141	1,164	1,193	1,212
Actual shares outstanding—end of quarter	1,114	1,123	1,134	1,165	1,199
Earnings per common share from continuing operations:
Basic	$0.32	$0.35	$0.26	$0.25	$0.25
Diluted	$0.32	$0.35	$0.26	$0.25	$0.25
Earnings per common share:
Basic	$0.32	$0.35	$0.28	$0.25	$0.25
Diluted	$0.32	$0.35	$0.27	$0.25	$0.25
Cash dividends declared per common share	$0.09	$0.09	$0.09	$0.09	$0.07
Taxable-equivalent net interest income and other financing income	$938	$922	$924	$921	$904

_________
Notes:
- In the first quarter of 2018, the Company adopted new accounting guidance which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.
- In the first quarter of 2018, the Company adopted new accounting guidance which required certain components of net periodic pension and postretirement benefit cost to be reclassified from salaries and employee benefits to other expense. The guidance required retrospective application. Therefore, all prior period amounts impacted by this guidance have been revised.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Consolidated Statements of Income (continued) (unaudited)

	Six Months Ended June 30
($ amounts in millions, except per share data)	2018	2017
Interest income, including other financing income on:
Loans, including fees	$1,732	$1,574
Debt securities—taxable	310	297
Loans held for sale	7	8
Other earning assets	36	25
Operating lease assets	38	51
Total interest income, including other financing income	2,123	1,955
Interest expense on:
Deposits	106	72
Short-term borrowings	7	2
Long-term borrowings	145	100
Total interest expense	258	174
Depreciation expense on operating lease assets	30	40
Total interest expense and depreciation expense on operating lease assets	288	214
Net interest income and other financing income	1,835	1,741
Provision for loan losses	50	118
Net interest income and other financing income after provision for loan losses	1,785	1,623
Non-interest income:
Service charges on deposit accounts	346	337
Card and ATM fees	216	208
Wealth management income	152	144
Capital markets income	107	70
Mortgage income	75	81
Securities gains, net	1	1
Other	122	123
Total non-interest income	1,019	964
Non-interest expense:
Salaries and employee benefits	1,006	931
Net occupancy expense	167	168
Furniture and equipment expense	162	163
Other	460	456
Total non-interest expense	1,795	1,718
Income from continuing operations before income taxes	1,009	869
Income tax expense	217	260
Income from continuing operations	792	609
Discontinued operations:
Income (loss) from discontinued operations before income taxes	(3)	13
Income tax expense (benefit)	—	5
Income (loss) from discontinued operations, net of tax	(3)	8
Net income	$789	$617
Net income from continuing operations available to common shareholders	$760	$577
Net income available to common shareholders	$757	$585
Weighted-average shares outstanding—during year:
Basic	1,123	1,205
Diluted	1,135	1,218
Actual shares outstanding—end of period	1,114	1,199
Earnings per common share from continuing operations:
Basic	$0.68	$0.48
Diluted	$0.67	$0.47
Earnings per common share:
Basic	$0.67	$0.49
Diluted	$0.67	$0.48
Cash dividends declared per common share	$0.18	$0.135
Taxable-equivalent net interest income and other financing income	$1,860	$1,785

_________
Notes:
- In the first quarter of 2018, the Company adopted new accounting guidance which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.
- In the first quarter of 2018, the Company adopted new accounting guidance which required certain components of net periodic pension and postretirement benefit cost to be reclassified from salaries and employee benefits to other expense. The guidance required retrospective application. Therefore, all prior period amounts impacted by this guidance have been revised.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	6/30/2018			3/31/2018
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$1	$—	—%
Debt securities—taxable	24,386	156	2.57	24,588	154	2.52
Loans held for sale	388	4	4.21	359	3	3.21
Loans, net of unearned income:
Commercial and industrial	36,874	385	4.17	36,464	368	4.07
Commercial real estate mortgage—owner-occupied	6,017	71	4.67	6,117	70	4.58
Commercial real estate construction—owner-occupied	298	3	4.79	318	4	4.67
Commercial investor real estate mortgage	3,724	39	4.12	3,883	38	3.92
Commercial investor real estate construction	1,867	22	4.83	1,837	21	4.49
Residential first mortgage	13,980	137	3.93	13,977	135	3.86
Home equity	9,792	109	4.46	10,041	108	4.31
Indirect—vehicles	3,260	26	3.23	3,309	26	3.18
Indirect—other consumer	1,743	38	8.68	1,531	33	8.76
Consumer credit card	1,245	39	12.50	1,257	38	12.33
Other consumer	1,157	24	8.09	1,157	23	8.16
Total loans, net of unearned income	79,957	893	4.46	79,891	864	4.35
Investment in operating leases, net	439	4	3.59	472	4	2.82
Other earning assets	2,558	17	2.60	2,853	19	2.71
Total earning assets	107,728	1,074	3.98	108,164	1,044	3.88
Allowance for loan losses	(848)			(933)
Cash and due from banks	1,953			1,951
Other non-earning assets	14,127			14,312
	$122,960			$123,494
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,981	3	0.15	$8,615	4	0.18
Interest-bearing checking	19,534	18	0.38	19,935	16	0.32
Money market	24,235	19	0.30	24,601	14	0.24
Time deposits	6,692	17	0.98	6,813	15	0.91
Total interest-bearing deposits (1)	59,442	57	0.38	59,964	49	0.33
Federal funds purchased and securities sold under agreements to repurchase	41	1	1.83	103	—	—
Other short-term borrowings	1,161	5	1.90	156	1	1.46
Long-term borrowings	8,742	73	3.35	9,531	72	3.00
Total interest-bearing liabilities	69,386	136	0.79	69,754	122	0.71
Non-interest-bearing deposits (1)	35,811	—	—	35,464	—	—
Total funding sources	105,197	136	0.52	105,218	122	0.46
Net interest spread			3.19			3.17
Other liabilities	2,081			2,428
Stockholders’ equity	15,682			15,848
	$122,960			$123,494
Net interest income and other financing income/margin FTE basis		$938	3.49%		$922	3.46%
_______
Note - In the first quarter of 2018, the Company adopted new accounting guidance which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.

(1)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.24% and 0.21% for the quarters ended June 30, 2018 and March 31, 2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	12/31/2017			9/30/2017			6/30/2017
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$3	$—	—%	$—	$—	—%	$1	$—	—%
Debt securities—taxable	25,053	151	2.40	25,039	149	2.34	25,090	150	2.40
Loans held for sale	433	5	3.92	416	3	3.10	509	4	3.43
Loans, net of unearned income:
Commercial and industrial (1)	35,689	357	3.96	35,438	357	3.98	35,596	347	3.89
Commercial real estate mortgage—owner-occupied	6,208	71	4.48	6,413	74	4.50	6,562	72	4.37
Commercial real estate construction—owner-occupied	335	4	4.51	332	4	4.52	365	4	4.54
Commercial investor real estate mortgage	3,986	37	3.66	4,065	40	3.82	4,235	37	3.40
Commercial investor real estate construction	1,938	21	4.11	2,010	21	4.05	2,205	21	3.89
Residential first mortgage	13,954	136	3.90	13,808	134	3.89	13,637	131	3.84
Home equity	10,206	106	4.16	10,341	107	4.13	10,475	105	3.98
Indirect—vehicles	3,400	26	3.12	3,562	26	2.87	3,742	29	3.07
Indirect—other consumer	1,400	31	8.97	1,258	28	8.96	1,001	21	8.33
Consumer credit card	1,238	37	11.96	1,200	37	12.18	1,164	34	11.87
Other consumer	1,169	24	7.93	1,158	22	8.00	1,128	22	7.95
Total loans, net of unearned income (1)	79,523	850	4.24	79,585	850	4.23	80,110	823	4.10
Investment in operating leases, net	515	5	3.53	586	3	2.84	631	6	2.88
Other earning assets	3,336	15	1.73	3,146	13	1.60	2,861	10	1.47
Total earning assets	108,863	1,026	3.74	108,772	1,018	3.72	109,202	993	3.63
Allowance for loan losses	(1,039)			(1,048)			(1,069)
Cash and due from banks	1,975			1,867			1,856
Other non-earning assets	14,035			13,842			13,854
	$123,834			$123,433			$123,843
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,378	2	0.14	$8,346	3	0.15	$8,359	4	0.15
Interest-bearing checking	19,261	11	0.22	18,741	11	0.22	19,272	8	0.19
Money market	25,744	13	0.20	26,325	13	0.19	26,712	10	0.15
Time deposits	6,935	16	0.88	6,929	15	0.88	7,005	15	0.87
Total interest-bearing deposits (2)	60,318	42	0.28	60,341	42	0.28	61,348	37	0.24
Federal funds purchased and securities sold under agreements to repurchase	35	—	—	—	—	—	—	—	—
Other short-term borrowings	388	1	1.19	655	2	1.19	422	2	0.99
Long-term borrowings	7,409	59	3.13	6,691	53	3.14	6,748	50	2.97
Total interest-bearing liabilities	68,150	102	0.59	67,687	97	0.57	68,518	89	0.52
Non-interest-bearing deposits (2)	36,742	—	—	36,522	—	—	36,141	—	—
Total funding sources	104,892	102	0.38	104,209	97	0.37	104,659	89	0.34
Net interest spread			3.15			3.15			3.11
Other liabilities	2,528			2,440			2,387
Stockholders’ equity	16,414			16,784			16,797
	$123,834			$123,433			$123,843
Net interest income and other financing income/margin FTE basis		$924	3.37%		$921	3.36%		$904	3.32%
_______
Note - In the first quarter of 2018, the Company adopted new accounting guidance, which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.

(1)
Excluding the impact of the $6 million reduction in leveraged lease interest income resulting from tax reform recorded in the fourth quarter of 2017, the commercial and industrial yield and total loans, net of unearned income yield would have been 4.03% and 4.27%, respectively.

(2)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.17% for both quarters ended December 31, 2017 and September 30, 2017 and 0.15% for quarter ended June 30, 2017.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	2Q18 vs. 1Q18		2Q18 vs. 2Q17
Net income from continuing operations available to common shareholders (GAAP)	$362	$398	$304	$296	$300	$(36)	(9.0)%	$62	20.7%
Preferred dividends (GAAP)	16	16	16	16	16	—	NM	—	NM
Income tax expense (GAAP)	89	128	221	138	133	(39)	(30.5)%	(44)	(33.1)%
Income from continuing operations before income taxes (GAAP)	467	542	541	450	449	(75)	(13.8)%	18	4.0%
Provision (credit) for loan losses (GAAP)	60	(10)	(44)	76	48	70	NM	12	25.0%
Pre-tax pre-provision income from continuing operations (non-GAAP)	527	532	497	526	497	(5)	(0.9)%	30	6.0%
Other adjustments:
Gain on sale of affordable housing residential mortgage loans (1)	—	—	—	—	(5)	—	NM	5	(100.0)%
Securities (gains) losses, net	(1)	—	(10)	(8)	(1)	(1)	NM	—	NM
Leveraged lease termination gains	—	(4)	—	(1)	—	4	(100.0)%	—	NM
Reduction in leveraged lease interest income resulting from tax reform	—	—	6	—	—	—	NM	—	NM
Salaries and employee benefits—severance charges	34	15	2	1	3	19	126.7%	31	NM
Branch consolidation, property and equipment charges	1	3	9	5	7	(2)	(66.7)%	(6)	(85.7)%
Contribution to Regions' charitable foundation associated with tax reform	—	—	40	—	—	—	NM	—	NM
Expenses associated with residential mortgage loan sale	—	4	—	—	—	(4)	(100.0)%	—	NM
Total other adjustments	34	18	47	(3)	4	16	88.9%	30	NM
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$561	$550	$544	$523	$501	$11	2.0%	$60	12.0%

NM - Not Meaningful

(1)
In the fourth quarter of 2016, the Company sold affordable housing residential mortgage loans to Freddie Mac. Approximately $91 million were sold with recourse, resulting in a deferred gain of $5 million, which was recognized during the second quarter of 2017.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Non-Interest Income from Continuing Operations

	Quarter Ended
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	2Q18 vs. 1Q18		2Q18 vs. 2Q17
Service charges on deposit accounts	$175	$171	$171	$175	$169	$4	2.3%	$6	3.6%
Card and ATM fees	112	104	106	103	104	8	7.7%	8	7.7%
Wealth management income	77	75	73	73	72	2	2.7%	5	6.9%
Capital markets income (1)	57	50	56	35	38	7	14.0%	19	50.0%
Mortgage income	37	38	36	32	40	(1)	(2.6)%	(3)	(7.5)%
Bank-owned life insurance	18	17	20	20	22	1	5.9%	(4)	(18.2)%
Commercial credit fee income	17	17	18	17	18	—	NM	(1)	(5.6)%
Securities gains (losses), net	1	—	10	8	1	1	NM	—	NM
Market value adjustments on employee benefit assets	(2)	(1)	6	3	2	(1)	100.0%	(4)	(200.0)%
Other	20	36	20	16	24	(16)	(44.4)%	(4)	(16.7)%
Total non-interest income from continuing operations	$512	$507	$516	$482	$490	$5	1.0%	$22	4.5%
Mortgage Income

	Quarter Ended
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	2Q18 vs. 1Q18		2Q18 vs. 2Q17
Production and sales	$23	$23	$23	$28	$27	$—	NM	$(4)	(14.8)%
Loan servicing	23	23	25	24	24	—	NM	(1)	(4.2)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	10	22	4	(9)	(7)	(12)	(54.5)%	17	(242.9)%
MSRs hedge gain (loss)	(6)	(20)	(5)	1	7	14	(70.0)%	(13)	(185.7)%
MSRs change due to payment decay	(13)	(10)	(11)	(12)	(11)	(3)	30.0%	(2)	18.2%
MSR and related hedge impact	(9)	(8)	(12)	(20)	(11)	(1)	12.5%	2	(18.2)%
Total mortgage income	$37	$38	$36	$32	$40	$(1)	(2.6)%	$(3)	(7.5)%

Mortgage production - purchased	$1,179	$817	$907	$996	$1,155	$362	44.3%	$24	2.1%
Mortgage production - refinanced	249	279	359	315	292	(30)	(10.8)%	(43)	(14.7)%
Total mortgage production (2)	$1,428	$1,096	$1,266	$1,311	$1,447	$332	30.3%	$(19)	(1.3)%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	2Q18 vs. 1Q18		2Q18 vs. 2Q17
Investment management and trust fee income	$58	$58	$59	$58	$57	$—	NM	$1	1.8%
Investment services fee income	19	17	14	15	15	2	11.8%	4	26.7%
Total wealth management income (3)	$77	$75	$73	$73	$72	$2	2.7%	$5	6.9%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(3)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

Selected Non-Interest Income Variance Analysis

•	Capital markets income increased in the second quarter of 2018 as compared to the first quarter of 2018 primarily as a result of increased merger and acquisition advisory services income.

•
Other non-interest income decreased in the second quarter of 2018 as compared to the first quarter of 2018 primarily as a result of gains associated with the sale of certain low income housing investments and equity investment valuation adjustments recognized in the first quarter, which did not repeat in the second quarter. An increase in net impairment charges related to certain operating lease assets also contributed to the overall decrease in other non-interest income.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Non-Interest Income from Continuing Operations

	Six Months Ended		Year-to-Date Change 6/30/2018 vs. 6/30/2017
($ amounts in millions)	6/30/2018	6/30/2017	Amount	Percent
Service charges on deposit accounts	$346	$337	$9	2.7%
Card and ATM fees	216	208	8	3.8%
Wealth management income	152	144	8	5.6%
Capital markets income (1)	107	70	37	52.9%
Mortgage income	75	81	(6)	(7.4)%
Bank-owned life insurance	35	41	(6)	(14.6)%
Commercial credit fee income	34	36	(2)	(5.6)%
Securities gains (losses), net	1	1	—	NM
Market value adjustments on employee benefit assets	(3)	7	(10)	(142.9)%
Other	56	39	17	43.6%
Total non-interest income from continuing operations	$1,019	$964	$55	5.7%

Mortgage Income

	Six Months Ended		Year-to-Date Change 6/30/2018 vs. 6/30/2017
($ amounts in millions)	6/30/2018	6/30/2017	Amount	Percent
Production and sales	$46	$53	$(7)	(13.2)%
Loan servicing	46	47	(1)	(2.1)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	32	(3)	35	NM
MSRs hedge gain (loss)	(26)	5	(31)	(620.0)%
MSRs change due to payment decay	(23)	(21)	(2)	9.5%
MSR and related hedge impact	(17)	(19)	2	(10.5)%
Total mortgage income	$75	$81	$(6)	(7.4)%

Mortgage production - purchased	$1,996	$1,974	$22	1.1%
Mortgage production - refinanced	528	627	(99)	(15.8)%
Total mortgage production (2)	$2,524	$2,601	$(77)	(3.0)%

Wealth Management Income

	Six Months Ended		Year-to-Date Change 6/30/2018 vs. 6/30/2017
($ amounts in millions)	6/30/2018	6/30/2017	Amount	Percent
Investment management and trust fee income	$116	$113	$3	2.7%
Investment services fee income	36	31	5	16.1%
Total wealth management income (3)	$152	$144	$8	5.6%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(3)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Non-Interest Expense from Continuing Operations

	Quarter Ended
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	2Q18 vs. 1Q18		2Q18 vs. 2Q17
Salaries and employee benefits	$511	$495	$479	$464	$470	$16	3.2%	$41	8.7%
Net occupancy expense	84	83	82	89	85	1	1.2%	(1)	(1.2)%
Furniture and equipment expense	81	81	80	83	84	—	NM	(3)	(3.6)%
Outside services	48	47	48	41	43	1	2.1%	5	11.6%
FDIC insurance assessments	25	24	27	28	26	1	4.2%	(1)	(3.8)%
Professional, legal and regulatory expenses	33	27	23	21	28	6	22.2%	5	17.9%
Marketing	25	26	23	24	22	(1)	(3.8)%	3	13.6%
Branch consolidation, property and equipment charges	1	3	9	5	7	(2)	(66.7)%	(6)	(85.7)%
Visa class B shares expense	10	2	11	4	1	8	400.0%	9	NM
Provision (credit) for unfunded credit losses	(1)	(4)	(6)	(8)	(3)	3	(75.0)%	2	(66.7)%
Other	94	100	144	102	112	(6)	(6.0)%	(18)	(16.1)%
Total non-interest expense from continuing operations	$911	$884	$920	$853	$875	$27	3.1%	$36	4.1%

	Six Months Ended		Year-to-Date Change 6/30/18 vs. 6/30/17
($ amounts in millions)	6/30/2018	6/30/2017	Amount	Percent
Salaries and employee benefits	$1,006	$931	$75	8.1%
Net occupancy expense	167	168	(1)	(0.6)%
Furniture and equipment expense	162	163	(1)	(0.6)%
Outside services	95	83	12	14.5%
FDIC insurance assessments	49	53	(4)	(7.5)%
Professional, legal and regulatory expenses	60	49	11	22.4%
Marketing	51	46	5	10.9%
Branch consolidation, property and equipment charges	4	8	(4)	(50.0)%
Visa class B shares expense	12	4	8	200.0%
Provision (credit) for unfunded credit losses	(5)	(2)	(3)	150.0%
Other	194	215	(21)	(9.8)%
Total non-interest expense from continuing operations	$1,795	$1,718	$77	4.5%
_________
Note - In the first quarter of 2018, the Company adopted new accounting guidance, which required certain components of net periodic pension and postretirement benefit cost to be reclassified from salaries and employee benefits to other. The guidance required retrospective application. Therefore, all prior period amounts impacted by this guidance have been revised.

Selected Non-Interest Expense Variance Analysis

•
Salaries and employee benefits expense increased in the second quarter of 2018 as compared to the first quarter of 2018 primarily due to higher severance charges and merit increases partially offset by a decline in headcount.

•	Professional, legal and regulatory expenses increased in the second quarter of 2018 as compared to the first quarter of 2018 primarily due to higher litigation-related costs.

•
Visa class B shares expense is associated with shares sold in a prior year. The Visa class B shares have restrictions tied to finalization of certain covered litigation. Changes in the status of that litigation drove expenses higher in the second quarter of 2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Net Interest Income and Other Financing Income, Adjusted Net Interest Income/Margin FTE Basis, Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations
The table below and on the following page present computations of the net interest margin; efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Net interest income and other financing income (GAAP) is presented excluding certain adjustments related to tax reform to arrive at adjusted net interest income and other financing income (non-GAAP). Net interest income and other financing income on a taxable-equivalent basis (GAAP) is presented excluding certain adjustments related to tax reform to arrive at adjusted net interest income and other financing income on a taxable-equivalent basis (non-GAAP). Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and other financing income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue. Net interest income and other financing income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	2Q18 vs. 1Q18		2Q18 vs. 2Q17
Non-interest expense (GAAP)	A	$911	$884	$920	$853	$875	$27	3.1%	$36	4.1%
Adjustments:
Contribution to Regions' charitable foundation associated with tax reform		—	—	(40)	—	—	—	NM	—	NM
Branch consolidation, property and equipment charges		(1)	(3)	(9)	(5)	(7)	2	(66.7)%	6	(85.7)%
Expenses associated with residential mortgage loan sale		—	(4)	—	—	—	4	(100.0)%	—	NM
Salary and employee benefits—severance charges		(34)	(15)	(2)	(1)	(3)	(19)	126.7%	(31)	NM
Adjusted non-interest expense (non-GAAP)	B	$876	$862	$869	$847	$865	$14	1.6%	$11	1.3%
Net interest income and other financing income (GAAP)	C	$926	$909	$901	$897	$882	17	1.9%	44	5.0%
Reduction in leveraged lease interest income resulting from tax reform		—	—	6	—	—	—	NM	—	NM
Adjusted net interest income and other financing income (non-GAAP)	D	$926	$909	$907	$897	$882	17	1.9%	44	5.0%
Net interest income and other financing income (GAAP)		$926	$909	$901	$897	$882	$17	1.9%	$44	5.0%
Taxable-equivalent adjustment		12	13	23	23	22	(1)	(7.7)%	(10)	(45.5)%
Net interest income and other financing income, taxable-equivalent basis	E	$938	$922	$924	$920	$904	$16	1.7%	$34	3.8%
Reduction in leveraged lease interest income resulting from tax reform		—	—	6	—	—	—	NM	—	NM
Adjusted net interest income and other financing income, taxable equivalent basis (non-GAAP)	F	$938	$922	$930	$920	$904	$16	1.7%	$34	3.8%
Net interest margin (GAAP)(1)		3.49%	3.46%	3.37%	3.36%	3.32%
Reduction in leveraged lease interest income resulting from tax reform		—	—	0.02	—	—
Adjusted net interest margin (non-GAAP)		3.49%	3.46%	3.39%	3.36%	3.32%
Non-interest income (GAAP)	G	$512	$507	$516	$482	$490	$5	1.0%	$22	4.5%
Adjustments:
Securities (gains) losses, net		(1)	—	(10)	(8)	(1)	(1)	NM	—	NM
Leveraged lease termination gains		—	(4)	—	(1)	—	4	(100.0)%	—	NM
Gain on sale of affordable housing residential mortgage loans (2)		—	—	—	—	(5)	—	NM	5	(100.0)%
Adjusted non-interest income (non-GAAP)	H	$511	$503	$506	$473	$484	$8	1.6%	$27	5.6%
Total revenue	C+G=I	$1,438	$1,416	$1,417	$1,379	$1,372	$22	1.6%	$66	4.8%
Adjusted total revenue (non-GAAP)	D+H=J	$1,437	$1,412	$1,413	$1,370	$1,366	$25	1.8%	$71	5.2%
Total revenue, taxable-equivalent basis	E+G=K	$1,450	$1,429	$1,440	$1,402	$1,394	$21	1.5%	$56	4.0%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	F+H=L	$1,449	$1,425	$1,436	$1,393	$1,388	$24	1.7%	$61	4.4%
Efficiency ratio (GAAP)	A/K	62.7%	61.9%	63.9%	60.9%	62.8%
Adjusted efficiency ratio (non-GAAP)	B/L	60.4%	60.5%	60.5%	60.8%	62.3%
Fee income ratio (GAAP)	G/K	35.3%	35.5%	35.9%	34.3%	35.2%
Adjusted fee income ratio (non-GAAP)	H/L	35.2%	35.3%	35.3%	33.9%	34.9%
________
NM - Not Meaningful

(1)	See computation of net interest margin on page 5.

(2)	See page 7 for additional information regarding this adjustment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Net Interest Income and Other Financing Income, Adjusted Net Interest Income/Margin FTE Basis, Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations (continued)

		Six Months Ended June 30
($ amounts in millions)		2018	2017	2018 vs. 2017
Non-interest expense (GAAP)	M	$1,795	$1,718	$77	4.5%
Adjustments:
Branch consolidation, property and equipment charges		(4)	(8)	4	(50.0)%
Expenses associated with residential mortgage loan sale		(4)	—	(4)	NM
Salary and employee benefits—severance charges		(49)	(7)	(42)	NM
Adjusted non-interest expense (non-GAAP)	N	$1,738	$1,703	$35	2.1%
Net interest income and other financing income (GAAP)		$1,835	$1,741	$94	5.4%
Taxable-equivalent adjustment		25	44	(19)	(43.2)%
Net interest income and other financing income, taxable-equivalent basis	O	$1,860	$1,785	$75	4.2%
Non-interest income (GAAP)	P	$1,019	$964	$55	5.7%
Adjustments:
Securities (gains) losses, net		(1)	(1)	—	NM
Leveraged lease termination gains		(4)	—	(4)	NM
Gain on sale of affordable housing residential mortgage loans (1)		—	(5)	5	(100.0)%
Adjusted non-interest income (non-GAAP)	Q	$1,014	$958	$56	5.8%
Total revenue, taxable-equivalent basis	O+P=R	$2,879	$2,749	$130	4.7%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	O+Q=S	$2,874	$2,743	$131	4.8%
Operating leverage ratio (GAAP)	R-M				0.2%
Adjusted operating leverage ratio (non-GAAP)	S-N				2.7%
Efficiency ratio (GAAP)	M/R	62.3%	62.5%
Adjusted efficiency ratio (non-GAAP)	N/S	60.5%	62.1%
Fee income ratio (GAAP)	P/R	35.4%	35.1%
Adjusted fee income ratio (non-GAAP)	Q/S	35.3%	34.9%
______
NM - Not Meaningful

(1)	See page 7 for additional information regarding these adjustments.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Reconciliation to GAAP Financial Measures

Return Ratios

The tables below provide a calculation of “return on average tangible common stockholders’ equity”. Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	A	$359	$398	$319	$295	$300
Average stockholders' equity (GAAP)		$15,682	$15,848	$16,419	$16,790	$16,803
Less:
Average intangible assets (GAAP)		5,066	5,076	5,086	5,097	5,108
Average deferred tax liability related to intangibles (GAAP)		(98)	(99)	(126)	(155)	(156)
Average preferred stock (GAAP)		820	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	B	$9,894	$10,051	$10,639	$11,028	$11,031
Return on average tangible common stockholders' equity (non-GAAP)*	A/B	14.54%	16.08%	11.88%	10.62%	10.91%

		Quarter Ended
($ amounts in millions)		6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONTINUING OPERATIONS
Net income from continuing operations available to common shareholders (GAAP)	C	$362	$398	$304	$296	$300
Average stockholders' equity (GAAP)(1)		$15,682	$15,848	$16,419	$16,790	$16,803
Less:
Average intangible assets (GAAP)(1)		5,066	5,076	5,086	5,097	5,108
Average deferred tax liability related to intangibles (GAAP)(1)		(98)	(99)	(126)	(155)	(156)
Average preferred stock (GAAP)(1)		820	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	D	$9,894	$10,051	$10,639	$11,028	$11,031
Return on average tangible common stockholders' equity (non-GAAP)*	C/D	14.67%	16.08%	11.33%	10.61%	10.91%
_______
*Annualized
(1) Due to the immaterial impact of the discontinued operations, the balance sheet has not been presented on a continuing operations basis.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Statements of Discontinued Operations (unaudited)
On April 4, 2018, Regions entered into a stock purchase agreement to sell Regions Insurance Group, Inc. and related affiliates to BB&T Insurance Holdings. The transaction closed on July 2, 2018.
In connection with the agreement, the results of the entities being sold are reported in the Company's consolidated statements of income separately as discontinued operations for all periods presented because the pending sale met all of the criteria for reporting as discontinuing operations at June 30, 2018.
On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company, Inc. and related affiliates to Raymond James Financial Inc. The sale was closed on April 2, 2012. Regions Investment Management, Inc. (formerly known as Morgan Asset Management, Inc.) and Regions Trust were not included in the sale. The results of the entities sold are reported as discontinued operations.
The following table represents the condensed results of operations for the Regions Insurance Group, Inc. entities being sold as discontinued operations:

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Interest income	$—	$—	$—	$1	$—
Interest expense	—	—	—	—	—
Net interest income	—	—	—	1	—
Non-interest income:
Securities gains (losses), net	—	—	3	—	—
Insurance commissions and fees	35	34	36	33	35
Other	—	—	1	1	1
Total non-interest income	35	34	40	34	36
Non-interest expense:
Salaries and employee benefits	25	24	23	24	25
Net occupancy expense	2	1	1	2	1
Furniture and equipment expense	1	1	1	1	1
Other	8	7	8	7	8
Total non-interest expense	36	33	33	34	35
Income (loss) from discontinued operations before income tax	(1)	1	7	1	1
Income tax expense (benefit)	—	—	(7)	1	—
Income (loss) from discontinued operations, net of tax	$(1)	$1	$14	$—	$1

The following table represents the condensed results of operations for both the Regions Insurance Group, Inc entities being sold and Morgan Keegan and Company, Inc. and related affiliates as discontinued operations:

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Income (loss) from discontinued operations before income tax	$(3)	$—	$6	$—	$—
Income tax expense (benefit)	—	—	(9)	1	—
Income (loss) from discontinued operations, net of tax	$(3)	$—	$15	$(1)	$—
Weighted-average shares outstanding—during quarter (1):
Basic	1,119	1,127	1,152	1,182	1,202
Diluted	1,119	1,141	1,164	1,182	1,212
Earnings (loss) per common share from discontinued operations:
Basic	$(0.00)	$0.00	$0.01	$(0.00)	$0.00
Diluted	$(0.00)	$0.00	$0.01	$(0.00)	$0.00

________

(1)	In a period where there is a loss from discontinued operations, basic and diluted weighted-average common shares outstanding are the same.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Components:
Allowance for loan losses (ALL)	$838	$840	$934	$1,041	$1,041
Reserve for unfunded credit commitments	48	49	53	59	67
Allowance for credit losses (ACL)	$886	$889	$987	$1,100	$1,108

Provision (credit) for loan losses	$60	$(10)	$(44)	$76	$48
Provision (credit) for unfunded credit losses	(1)	(4)	(6)	(8)	(3)

Loans charged-off:
Commercial and industrial	$29	$25	$35	$41	$36
Commercial real estate mortgage—owner-occupied	5	5	2	2	2
Total commercial	34	30	37	43	38
Commercial investor real estate mortgage	—	8	—	—	1
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	—	8	—	—	1
Residential first mortgage	1	8	2	3	3
Home equity—lines of credit	6	5	7	7	8
Home equity—closed-end	2	1	2	1	1
Indirect—vehicles	9	12	11	12	11
Indirect—other consumer	10	12	12	9	5
Consumer credit card	15	16	14	13	14
Other consumer	18	20	20	18	18
Total consumer	61	74	68	63	60
Total	95	112	105	106	99

Recoveries of loans previously charged-off:
Commercial and industrial	12	8	11	9	8
Commercial real estate mortgage—owner-occupied	2	2	3	2	3
Total commercial	14	10	14	11	11
Commercial investor real estate mortgage	1	2	13	2	4
Commercial investor real estate construction	1	—	—	1	1
Total investor real estate	2	2	13	3	5
Residential first mortgage	3	1	1	1	1
Home equity—lines of credit	4	3	5	4	4
Home equity—closed-end	1	1	1	1	1
Indirect—vehicles	4	5	4	4	5
Indirect—other consumer	—	—	1	1	—
Consumer credit card	2	2	1	2	2
Other consumer	3	4	2	3	2
Total consumer	17	16	15	16	15
Total	33	28	42	30	31

Net loans charged-off:
Commercial and industrial	17	17	24	32	28
Commercial real estate mortgage—owner-occupied	3	3	(1)	—	(1)
Total commercial	20	20	23	32	27
Commercial investor real estate mortgage	(1)	6	(13)	(2)	(3)
Commercial investor real estate construction	(1)	—	—	(1)	(1)
Total investor real estate	(2)	6	(13)	(3)	(4)
Residential first mortgage	(2)	7	1	2	2
Home equity—lines of credit	2	2	2	3	4
Home equity—closed-end	1	—	1	—	—
Indirect—vehicles	5	7	7	8	6
Indirect—other consumer	10	12	11	8	5
Consumer credit card	13	14	13	11	12
Other consumer	15	16	18	15	16
Total consumer	44	58	53	47	45
Total	$62	$84	$63	$76	$68

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Credit Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.18%	0.18%	0.27%	0.36%	0.31%
Commercial real estate mortgage—owner-occupied	0.17%	0.20%	(0.06)%	(0.02)%	(0.03)%
Total commercial	0.18%	0.19%	0.22%	0.30%	0.25%
Commercial investor real estate mortgage	(0.10)%	0.65%	(1.26)%	(0.25)%	(0.30)%
Commercial investor real estate construction	(0.25)%	(0.04)%	(0.16)%	(0.15)%	(0.17)%
Total investor real estate	(0.15)%	0.43%	(0.90)%	(0.22)%	(0.26)%
Residential first mortgage	(0.05)%	0.21%	0.04%	0.05%	0.06%
Home equity—lines of credit	0.15%	0.10%	0.15%	0.15%	0.20%
Home equity—closed-end	0.11%	0.05%	0.01%	0.01%	0.08%
Indirect—vehicles	0.66%	0.83%	0.94%	0.83%	0.71%
Indirect—other consumer	2.46%	2.98%	3.03%	2.64%	2.00%
Consumer credit card	4.22%	4.49%	3.97%	3.92%	4.20%
Other consumer	5.08%	5.86%	5.77%	5.36%	5.39%
Total consumer	0.58%	0.75%	0.66%	0.60%	0.58%
Total	0.32%	0.42%	0.31%	0.38%	0.34%
Non-accrual loans, excluding loans held for sale	$595	$601	$650	$760	$823
Non-performing loans held for sale	10	8	17	6	8
Non-accrual loans, including loans held for sale	605	609	667	766	831
Foreclosed properties	61	66	73	73	81
Non-performing assets (NPAs)	$666	$675	$740	$839	$912
Loans past due > 90 days (1)	$129	$138	$167	$151	$146
Accruing restructured loans not included in categories above (2)	$590	$721	$945	$1,014	$1,141
Credit Ratios:
ACL/Loans, net	1.10%	1.11%	1.23%	1.39%	1.38%
ALL/Loans, net	1.04%	1.05%	1.17%	1.31%	1.30%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.41x	1.40x	1.44x	1.37x	1.27x
Non-accrual loans, excluding loans held for sale/Loans, net	0.74%	0.75%	0.81%	0.96%	1.03%
NPAs (ex. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale	0.83%	0.85%	0.92%	1.06%	1.14%
NPAs (inc. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale (1)	0.99%	1.02%	1.13%	1.25%	1.32%

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 19 for amounts related to these loans.

(2)	See page 20 for detail of restructured loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Credit Quality (continued)

Adjusted Net Charge-offs and Ratios (non-GAAP)
Select calculations for annualized net charge-offs as a percentage of average loans (GAAP) are presented in the table below. During the first quarter of 2018, Regions made the strategic decision to sell certain primarily performing troubled debt restructured, as well as, certain non-restructured interest-only residential first mortgage loans. These loans were marked down to fair value through net charge-offs. Management believes that excluding the incremental increase to net charge-offs from the affected net charge-off ratios to arrive at an adjusted net charge-off ratio (non-GAAP) will assist investors in analyzing the Company's credit quality performance as well as provide a better basis from which to predict future performance. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.

		As of and for Quarter Ended
($ amounts in millions)		6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Residential first mortgage net charge-offs (GAAP)	A	$(2)	$7	$1	$2	$2
Less: Net charge-offs associated with TDR sale		—	5	—	—	—
Adjusted residential first mortgage net charge-offs (non-GAAP)	B	$(2)	$2	$1	$2	$2
Total consumer net charge-offs (GAAP)	C	$44	$58	$53	$47	$45
Less: Net charge-offs associated with TDR sale		—	5	—	—	—
Adjusted total consumer net charge-offs (non-GAAP)	D	$44	$53	$53	$47	$45
Total net charge-offs (GAAP)	E	$62	$84	$63	$76	$68
Less: Net charge-offs associated with TDR sale		—	5	—	—	—
Adjusted total net charge-offs (non-GAAP)	F	$62	$79	$63	$76	$68
Average residential first mortgage loans (GAAP)	G	$13,980	$13,977	$13,954	$13,808	$13,637
Add: Average balances of residential first mortgage loans sold		—	90	—	—	—
Average residential first mortgage loans adjusted for residential first mortgage loans sold (non-GAAP)	H	$13,980	$14,067	$13,954	$13,808	$13,637
Average total consumer loans (GAAP)	I	$31,177	$31,272	$31,367	$31,327	$31,147
Add: Average balances of residential first mortgage loans sold		—	90	—	—	—
Average total consumer loans adjusted for residential first mortgage loans sold (non-GAAP)	J	$31,177	$31,362	$31,367	$31,327	$31,147
Average total loans (GAAP)	K	$79,957	$79,891	$79,523	$79,585	$80,110
Add: Average balances of residential first mortgage loans sold		—	90	—	—	—
Average total loans adjusted for residential first mortgage loans sold (non-GAAP)	L	$79,957	$79,981	$79,523	$79,585	$80,110
Residential first mortgage net charge-off percentage (GAAP)*	A/G	(0.05)%	0.21%	0.04%	0.05%	0.06%
Adjusted residential first mortgage net charge-off percentage (non-GAAP)*	B/H	(0.05)%	0.06%	0.04%	0.05%	0.06%
Total consumer net charge-off percentage (GAAP)*	C/I	0.58%	0.75%	0.66%	0.60%	0.58%
Adjusted total consumer net charge-off percentage (non-GAAP)*	D/J	0.58%	0.69%	0.66%	0.60%	0.58%
Total net charge-off percentage (GAAP)*	E/K	0.32%	0.42%	0.31%	0.38%	0.34%
Adjusted total net charge-off percentage (non-GAAP)*	F/L	0.32%	0.40%	0.31%	0.38%	0.34%

*Annualized

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	6/30/2018		3/31/2018		12/31/2017		9/30/2017		6/30/2017
Commercial and industrial	$384	1.04%	$364	0.99%	$404	1.12%	$493	1.39%	$540	1.51%
Commercial real estate mortgage—owner-occupied	98	1.63%	102	1.69%	118	1.90%	140	2.22%	148	2.30%
Commercial real estate construction—owner-occupied	5	1.66%	5	1.68%	6	1.89%	6	1.79%	3	0.72%
Total commercial	487	1.12%	471	1.09%	528	1.24%	639	1.52%	691	1.63%
Commercial investor real estate mortgage	4	0.10%	14	0.36%	5	0.13%	5	0.12%	12	0.30%
Commercial investor real estate construction	—	—%	—	—%	1	0.02%	—	—%	—	—%
Total investor real estate	4	0.06%	14	0.25%	6	0.10%	5	0.08%	12	0.19%
Residential first mortgage	38	0.27%	47	0.34%	47	0.33%	45	0.32%	46	0.33%
Home equity	66	0.68%	69	0.70%	69	0.68%	70	0.68%	73	0.70%
Indirect - vehicles	—	—%	—	—%	—	—%	1	0.02%	1	0.02%
Total consumer	104	0.33%	116	0.37%	116	0.37%	116	0.37%	120	0.38%
Total non-accrual loans	$595	0.74%	$601	0.75%	$650	0.81%	$760	0.96%	$823	1.03%
Criticized and Classified Loans—Business Services (1)

	As of
						6/30/2018		6/30/2018
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	vs. 3/31/2018		vs. 6/30/2017
Accruing classified	$560	$813	$915	$1,377	$1,415	$(253)	(31.1)%	$(855)	(60.4)%
Non-accruing classified	491	485	534	644	703	6	1.2%	(212)	(30.2)%
Total classified	1,051	1,298	1,449	2,021	2,118	(247)	(19.0)%	(1,067)	(50.4)%

Special mention	857	925	1,007	941	1,162	(68)	(7.4)%	(305)	(26.2)%
Total criticized	$1,908	$2,223	$2,456	$2,962	$3,280	$(315)	(14.2)%	$(1,372)	(41.8)%

(1)	Business services represents the combined total of commercial and investor real estate loans.

Home Equity Lines of Credit - Future Principal Payment Resets (2)

	As of 6/30/2018
($ amounts in millions)	First Lien	% of Total	Second Lien	% of Total	Total
2018	$7	0.11%	$12	0.20%	$19
2019	58	0.94%	48	0.79%	106
2020	119	1.92%	89	1.45%	208
2021	141	2.29%	121	1.96%	262
2022	151	2.45%	142	2.30%	293
2023-2027	1,950	31.63%	1,995	32.36%	3,945
2028-2032	764	12.40%	565	9.16%	1,329
Thereafter	1	0.02%	2	0.02%	3
Total	$3,191	51.76%	$2,974	48.24%	$6,165

(2)
The balance of Regions' home equity portfolio was $9,679 million at June 30, 2018 consisting of $6,615 million of home equity lines of credit and $3,514 million of closed-end home equity loans. The home equity lines of credit presented in the table above are based on maturity date for lines with a balloon payment and draw period expiration date for lines that convert to a repayment period. The closed-end loans were primarily originated as amortizing loans, and were therefore excluded from the table above.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	6/30/2018		3/31/2018		12/31/2017		9/30/2017		6/30/2017
Commercial and industrial	$18	0.05%	$70	0.19%	$35	0.10%	$46	0.13%	$23	0.06%
Commercial real estate mortgage—owner-occupied	16	0.28%	28	0.46%	26	0.41%	20	0.31%	31	0.47%
Commercial real estate construction—owner-occupied	3	0.84%	—	—%	—	0.07%	—	0.01%	1	0.18%
Total commercial	37	0.08%	98	0.23%	61	0.14%	66	0.16%	55	0.13%
Commercial investor real estate mortgage	6	0.14%	1	0.02%	2	0.05%	7	0.18%	17	0.42%
Commercial investor real estate construction	—	0.01%	29	1.61%	—	—%	29	1.47%	—	0.01%
Total investor real estate	6	0.10%	30	0.54%	2	0.03%	36	0.60%	17	0.28%
Residential first mortgage—non-guaranteed (1)	82	0.60%	89	0.66%	135	0.99%	111	0.82%	105	0.77%
Home equity	77	0.79%	84	0.85%	80	0.79%	89	0.87%	76	0.73%
Indirect—vehicles	49	1.51%	49	1.47%	61	1.84%	58	1.66%	54	1.47%
Indirect—other consumer	11	0.59%	13	0.78%	14	0.96%	13	0.98%	9	0.78%
Consumer credit card	16	1.32%	17	1.33%	18	1.40%	18	1.50%	14	1.20%
Other consumer	16	1.40%	15	1.32%	17	1.41%	16	1.43%	14	1.21%
Total consumer (1)	251	0.82%	267	0.87%	325	1.05%	305	0.99%	272	0.87%
Total accruing 30-89 days past due loans (1)	$294	0.37%	$395	0.50%	$388	0.49%	$407	0.52%	$344	0.43%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	6/30/2018		3/31/2018		12/31/2017		9/30/2017		6/30/2017
Commercial and industrial	$4	0.01%	$5	0.01%	$4	0.01%	$5	0.01%	$4	0.01%
Commercial real estate mortgage—owner-occupied	1	0.01%	1	0.01%	1	0.02%	4	0.06%	2	0.03%
Total commercial	5	0.01%	6	0.01%	5	0.01%	9	0.02%	6	0.01%
Commercial investor real estate mortgage	—	—%	—	—%	1	0.02%	—	—%	—	—%
Total investor real estate	—	—%	—	—%	1	0.02%	—	0.01%	—	—%
Residential first mortgage—non-guaranteed (2)	63	0.46%	69	0.52%	92	0.67%	80	0.60%	84	0.61%
Home equity	31	0.32%	33	0.33%	37	0.36%	33	0.32%	30	0.28%
Indirect—vehicles	8	0.24%	8	0.25%	9	0.27%	9	0.27%	8	0.22%
Consumer credit card	17	1.31%	17	1.40%	19	1.45%	16	1.29%	15	1.25%
Other consumer	5	0.36%	5	0.40%	4	0.35%	4	0.31%	3	0.30%
Total consumer (2)	124	0.40%	132	0.43%	161	0.52%	142	0.46%	140	0.45%
Total accruing 90+ days past due loans (2)	$129	0.16%	$138	0.17%	$167	0.21%	$151	0.19%	$146	0.18%

Total delinquencies (1) (2)	$423	0.53%	$533	0.67%	$555	0.70%	$558	0.71%	$490	0.61%

(1)
Excludes loans that are 100% guaranteed by FHA. Total 30-89 days past due guaranteed loans excluded were $28 million at 6/30/2018, $31 million at 3/31/2018, $45 million at 12/31/2017, $38 million at 9/30/2017, and $33 million at 6/30/2017.

(2)
Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $105 million at 6/30/2018, $127 million at 3/31/2018, $124 million at 12/31/2017, $94 million at 9/30/2017, and $85 million at 6/30/2017.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Troubled Debt Restructurings

	As of
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Current:
Commercial	$157	$197	$215	$252	$348
Investor real estate	35	54	90	75	96
Residential first mortgage	134	131	318	332	342
Home equity	206	221	233	245	257
Consumer credit card	1	1	1	1	1
Other consumer	6	7	8	8	9
Total current	539	611	865	913	1,053
Accruing 30-89 DPD:
Commercial	1	36	17	10	18
Investor real estate	5	29	—	29	12
Residential first mortgage	31	31	50	49	46
Home equity	13	13	12	12	11
Other consumer	1	1	1	1	1
Total accruing 30-89 DPD	51	110	80	101	88
Total accruing and <90 DPD	590	721	945	1,014	1,141
Non-accrual or 90+ DPD:
Commercial	178	194	115	238	227
Investor real estate	1	10	1	1	2
Residential first mortgage	44	57	69	64	66
Home equity	14	14	14	15	14
Total non-accrual or 90+DPD	237	275	199	318	309
Total TDRs - Loans	$827	$996	$1,144	$1,332	$1,450
TDRs - Held For Sale	11	7	13	1	3
Total TDRs	$838	$1,003	$1,157	$1,333	$1,453

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Total commercial TDRs	$336	$427	$347	$500	$593
Total investor real estate TDRs	41	93	91	105	110
Total consumer TDRs	450	476	706	727	747
Total TDRs - Loans	$827	$996	$1,144	$1,332	$1,450

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Assets:
Cash and due from banks	$1,844	$1,766	$2,012	$1,829	$1,873
Interest-bearing deposits in other banks	2,442	1,419	1,899	1,932	2,258
Federal funds sold and securities purchased under agreements to resell	—	—	70	—	—
Debt securities held to maturity	1,568	1,611	1,658	1,703	1,754
Debt securities available for sale	22,935	23,085	23,403	23,461	23,410
Loans held for sale	490	452	348	388	573
Loans, net of unearned income	80,478	79,822	79,947	79,356	80,127
Allowance for loan losses	(838)	(840)	(934)	(1,041)	(1,041)
Net loans	79,640	78,982	79,013	78,315	79,086
Other earning assets	1,672	1,640	1,891	1,812	1,913
Premises and equipment, net	2,050	2,065	2,064	2,057	2,060
Interest receivable	347	328	337	319	313
Goodwill	4,904	4,904	4,904	4,904	4,904
Residential mortgage servicing rights at fair value (MSRs)	362	356	336	335	346
Other identifiable intangible assets	156	167	177	187	198
Other assets	6,147	6,138	6,182	6,029	5,955
Total assets	$124,557	$122,913	$124,294	$123,271	$124,643
Liabilities and stockholders’ equity:
Deposits:
Non-interest-bearing	$36,055	$36,935	$36,127	$37,293	$37,119
Interest-bearing	59,228	60,055	60,762	60,298	60,974
Total deposits	95,283	96,990	96,889	97,591	98,093
Borrowed funds:
Short-term borrowings:
Other short-term borrowings	1,400	—	500	600	600
Total short-term borrowings	1,400	—	500	600	600
Long-term borrowings	9,890	7,949	8,132	6,102	6,765
Total borrowed funds	11,290	7,949	8,632	6,702	7,365
Other liabilities	2,207	2,108	2,581	2,354	2,292
Total liabilities	108,780	107,047	108,102	106,647	107,750
Stockholders’ equity:
Preferred stock, non-cumulative perpetual	820	820	820	820	820
Common stock	12	12	12	12	12
Additional paid-in capital	15,389	15,639	15,858	16,344	16,828
Retained earnings	2,182	1,923	1,628	1,279	1,089
Treasury stock, at cost	(1,371)	(1,377)	(1,377)	(1,377)	(1,377)
Accumulated other comprehensive income (loss), net	(1,255)	(1,151)	(749)	(454)	(479)
Total stockholders’ equity	15,777	15,866	16,192	16,624	16,893
Total liabilities and stockholders’ equity	$124,557	$122,913	$124,294	$123,271	$124,643
_________
Note - In the first quarter of 2018, the Company adopted new accounting guidance which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

End of Period Loans

	As of
						6/30/2018		6/30/2018
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	vs 3/31/2018		vs. 6/30/2017
Commercial and industrial	$37,079	$36,787	$36,115	$35,443	$35,656	$292	0.8%	$1,423	4.0%
Commercial real estate mortgage—owner-occupied	6,006	6,044	6,193	6,284	6,445	(38)	(0.6)%	(439)	(6.8)%
Commercial real estate construction—owner-occupied	304	306	332	335	388	(2)	(0.7)%	(84)	(21.6)%
Total commercial	43,389	43,137	42,640	42,062	42,489	252	0.6%	900	2.1%
Commercial investor real estate mortgage	3,882	3,742	4,062	3,999	4,126	140	3.7%	(244)	(5.9)%
Commercial investor real estate construction	1,879	1,845	1,772	1,936	2,163	34	1.8%	(284)	(13.1)%
Total investor real estate	5,761	5,587	5,834	5,935	6,289	174	3.1%	(528)	(8.4)%
Total business	49,150	48,724	48,474	47,997	48,778	426	0.9%	372	0.8%
Residential first mortgage (1)	14,111	13,892	14,061	13,903	13,765	219	1.6%	346	2.5%
Home equity—lines of credit (2)	6,165	6,355	6,571	6,693	6,848	(190)	(3.0)%	(683)	(10.0)%
Home equity—closed-end (3)	3,514	3,561	3,593	3,583	3,571	(47)	(1.3)%	(57)	(1.6)%
Indirect—vehicles	2,377	2,326	2,184	2,176	2,147	51	2.2%	230	10.7%
Indirect—vehicles third-party	842	984	1,142	1,313	1,506	(142)	(14.4)%	(664)	(44.1)%
Indirect—other consumer	1,889	1,611	1,467	1,318	1,188	278	17.3%	701	59.0%
Consumer credit card	1,264	1,237	1,290	1,214	1,183	27	2.2%	81	6.8%
Other consumer	1,166	1,132	1,165	1,159	1,141	34	3.0%	25	2.2%
Total consumer	31,328	31,098	31,473	31,359	31,349	230	0.7%	(21)	(0.1)%
Total Loans	$80,478	$79,822	$79,947	$79,356	$80,127	$656	0.8%	$351	0.4%
_______

(1)
Regions sold $254 million of residential first mortgage loans during the first quarter of 2018. The loans sold consisted primarily of performing troubled debt restructured loans, as well as certain non-restructured interest-only loans.

(2)	The balance of Regions' home equity lines of credit consists of $3,191 million of first lien and $2,974 million of second lien at 6/30/2018.

(3)	The balance of Regions' closed-end home equity loans consists of $3,205 million of first lien and $309 million of second lien at 6/30/2018.

	As of
End of Period Loans by Percentage	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Commercial and industrial	46.1%	46.1%	45.2%	44.7%	44.5%
Commercial real estate mortgage—owner-occupied	7.5%	7.6%	7.7%	7.9%	8.0%
Commercial real estate construction—owner-occupied	0.4%	0.4%	0.4%	0.4%	0.5%
Total commercial	54.0%	54.1%	53.3%	53.0%	53.0%
Commercial investor real estate mortgage	4.8%	4.7%	5.1%	5.0%	5.1%
Commercial investor real estate construction	2.3%	2.3%	2.2%	2.5%	2.7%
Total investor real estate	7.1%	7.0%	7.3%	7.5%	7.8%
Total business	61.1%	61.1%	60.6%	60.5%	60.8%
Residential first mortgage	17.5%	17.4%	17.6%	17.5%	17.2%
Home equity—lines of credit	7.7%	8.0%	8.2%	8.4%	8.5%
Home equity—closed-end	4.4%	4.5%	4.5%	4.5%	4.5%
Indirect—vehicles	3.0%	2.9%	2.7%	2.7%	2.7%
Indirect—vehicles third-party	1.0%	1.2%	1.4%	1.7%	1.9%
Indirect—other consumer	2.3%	2.0%	1.9%	1.7%	1.5%
Consumer credit card	1.6%	1.5%	1.6%	1.5%	1.5%
Other consumer	1.4%	1.4%	1.5%	1.5%	1.4%
Total consumer	38.9%	38.9%	39.4%	39.5%	39.2%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	2Q18	1Q18	4Q17	3Q17	2Q17	2Q18 vs. 1Q18		2Q18 vs. 2Q17
Commercial and industrial	$36,874	$36,464	$35,689	$35,438	$35,596	$410	1.1%	$1,278	3.6%
Commercial real estate mortgage—owner-occupied	6,017	6,117	6,208	6,413	6,562	(100)	(1.6)%	(545)	(8.3)%
Commercial real estate construction—owner-occupied	298	318	335	332	365	(20)	(6.3)%	(67)	(18.4)%
Total commercial	43,189	42,899	42,232	42,183	42,523	290	0.7%	666	1.6%
Commercial investor real estate mortgage	3,724	3,883	3,986	4,065	4,235	(159)	(4.1)%	(511)	(12.1)%
Commercial investor real estate construction	1,867	1,837	1,938	2,010	2,205	30	1.6%	(338)	(15.3)%
Total investor real estate	5,591	5,720	5,924	6,075	6,440	(129)	(2.3)%	(849)	(13.2)%
Total business	48,780	48,619	48,156	48,258	48,963	161	0.3%	(183)	(0.4)%
Residential first mortgage	13,980	13,977	13,954	13,808	13,637	3	NM	343	2.5%
Home equity—lines of credit	6,259	6,465	6,625	6,763	6,941	(206)	(3.2)%	(682)	(9.8)%
Home equity—closed-end	3,533	3,576	3,581	3,578	3,534	(43)	(1.2)%	(1)	NM
Indirect—vehicles	2,351	2,248	2,177	2,156	2,131	103	4.6%	220	10.3%
Indirect—vehicles third-party	909	1,061	1,223	1,406	1,611	(152)	(14.3)%	(702)	(43.6)%
Indirect—other consumer	1,743	1,531	1,400	1,258	1,001	212	13.8%	742	74.1%
Consumer credit card	1,245	1,257	1,238	1,200	1,164	(12)	(1.0)%	81	7.0%
Other consumer	1,157	1,157	1,169	1,158	1,128	—	NM	29	2.6%
Total consumer	31,177	31,272	31,367	31,327	31,147	(95)	(0.3)%	30	0.1%
Total loans	$79,957	$79,891	$79,523	$79,585	$80,110	$66	0.1%	$(153)	(0.2)%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the first quarter 2018 residential first mortgage loan sale and the indirect vehicles third-party exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
($ amounts in millions)	2Q18	1Q18	4Q17	3Q17	2Q17	2Q18 vs. 1Q18		2Q18 vs. 2Q17
Total consumer loans	$31,177	$31,272	$31,367	$31,327	$31,147	$(95)	(0.3)%	$30	0.1%
Less: Balances of residential first mortgage loans sold(1)	—	164	254	254	254	(164)	(100.0)%	(254)	(100.0)%
Less: Indirect—vehicles third-party	909	1,061	1,223	1,406	1,611	(152)	(14.3)%	(702)	(43.6)%
Adjusted total consumer loans (non-GAAP)	$30,268	$30,047	$29,890	$29,667	$29,282	$221	0.7%	$986	3.4%
Total loans	$79,957	$79,891	$79,523	$79,585	$80,110	66	0.1%	(153)	(0.2)%
Less: Balances of residential first mortgage loans sold(1)	—	164	254	254	254	(164)	(100.0)%	(254)	(100.0)%
Less: Indirect—vehicles third-party	909	1,061	1,223	1,406	1,611	(152)	(14.3)%	(702)	(43.6)%
Adjusted total loans (non-GAAP)	$79,048	$78,666	$78,046	$77,925	$78,245	$382	0.5%	$803	1.0%
________
(1) Adjustments to average loan balances assume a simple day-weighted average impact for the first quarter of 2018, and are equal to the ending balance of the residential first mortgage loans sold for the prior periods.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Average Balances of Loans (continued)

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2018	2017	2018 vs. 2017
Commercial and industrial	$36,670	$35,463	$1,207	3.4%
Commercial real estate mortgage—owner-occupied	6,067	6,677	(610)	(9.1)%
Commercial real estate construction—owner-occupied	308	356	(48)	(13.5)%
Total commercial	43,045	42,496	549	1.3%
Commercial investor real estate mortgage	3,803	4,232	(429)	(10.1)%
Commercial investor real estate construction	1,852	2,226	(374)	(16.8)%
Total investor real estate	5,655	6,458	(803)	(12.4)%
Total business	48,700	48,954	(254)	(0.5)%
Residential first mortgage	13,978	13,554	424	3.1%
Home equity—lines of credit	6,362	7,032	(670)	(9.5)%
Home equity—closed-end	3,554	3,508	46	1.3%
Indirect—vehicles	2,300	2,120	180	8.5%
Indirect—vehicles third-party	984	1,722	(738)	(42.9)%
Indirect—other consumer	1,638	969	669	69.0%
Consumer credit card	1,251	1,165	86	7.4%
Other consumer	1,157	1,120	37	3.3%
Total consumer	31,224	31,190	34	0.1%
Total Loans	$79,924	$80,144	$(220)	(0.3)%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the first quarter 2018 residential first mortgage loan sale and the indirect vehicles third-party exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2018	2017	2018 vs. 2017
Total consumer loans	$31,224	$31,190	$34	0.1%
Less: Balances of residential first mortgage loans sold(1)	81	254	(173)	(68.1)%
Less: Indirect—vehicles third-party	984	1,722	(738)	(42.9)%
Adjusted total consumer loans (non-GAAP)	$30,159	$29,214	$945	3.2%
Total Loans	$79,924	$80,144	$(220)	(0.3)%
Less: Balances of residential first mortgage loans sold(1)	81	254	(173)	(68.1)%
Less: Indirect—vehicles third-party	984	1,722	(738)	(42.9)%
Adjusted total loans (non-GAAP)	$78,859	$78,168	$691	0.9%
________
(1) Adjustments to average loan balances assume a simple day-weighted average impact for the six months ended June 30, 2018, and are equal to the ending balance of the residential first mortgage loans sold for the prior periods.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

End of Period Deposits

	As of
						6/30/2018		6/30/2018
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	vs. 3/31/2018		vs. 6/30/2017
Customer Deposits
Interest-free deposits	$36,055	$36,935	$36,127	$37,293	$37,119	$(880)	(2.4)%	$(1,064)	(2.9)%
Interest-bearing checking	19,403	19,916	20,161	18,976	19,233	(513)	(2.6)%	170	0.9%
Savings	8,971	8,983	8,413	8,364	8,346	(12)	(0.1)%	625	7.5%
Money market—domestic	24,255	24,478	25,306	25,886	26,384	(223)	(0.9)%	(2,129)	(8.1)%
Money market—foreign	—	18	23	36	71	(18)	(100.0)%	(71)	(100.0)%
Low-cost deposits	88,684	90,330	90,030	90,555	91,153	(1,646)	(1.8)%	(2,469)	(2.7)%
Time deposits	6,599	6,660	6,859	7,036	6,940	(61)	(0.9)%	(341)	(4.9)%
Total Deposits	95,283	96,990	96,889	97,591	98,093	(1,707)	(1.8)%	(2,810)	(2.9)%

	As of
						6/30/2018		6/30/2018
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	vs. 3/31/2018		vs. 6/30/2017
Consumer Bank Segment	$58,713	$59,266	$57,475	$57,592	$57,761	$(553)	(0.9)%	$952	1.6%
Corporate Bank Segment	26,873	27,569	28,023	27,217	27,715	(696)	(2.5)%	(842)	(3.0)%
Wealth Management Segment	8,334	8,702	9,162	9,826	9,568	(368)	(4.2)%	(1,234)	(12.9)%
Other (1)	1,363	1,453	2,229	2,956	3,049	(90)	(6.2)%	(1,686)	(55.3)%
Total Deposits	$95,283	$96,990	$96,889	$97,591	$98,093	$(1,707)	(1.8)%	$(2,810)	(2.9)%

	As of
						6/30/2018		6/30/2018
($ amounts in millions)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	vs. 3/31/2018		vs. 6/30/2017
Wealth Management - Private Wealth	$7,248	$7,581	$7,953	$7,671	$7,766	$(333)	(4.4)%	$(518)	(6.7)%
Wealth Management - Institutional Services	1,086	1,121	1,209	2,155	1,802	(35)	(3.1)%	(716)	(39.7)%
Total Wealth Management Segment Deposits	$8,334	$8,702	$9,162	$9,826	$9,568	$(368)	(4.2)%	$(1,234)	(12.9)%

					As of
End of Period Deposits by Percentage					6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Customer Deposits
Interest-free deposits					37.8%	38.1%	37.3%	38.2%	37.8%
Interest-bearing checking					20.4%	20.5%	20.8%	19.4%	19.6%
Savings					9.4%	9.3%	8.7%	8.6%	8.5%
Money market—domestic					25.5%	25.2%	26.1%	26.5%	26.9%
Money market—foreign					—%	—%	—%	0.1%	0.1%
Low-cost deposits					93.1%	93.1%	92.9%	92.8%	92.9%
Time deposits					6.9%	6.9%	7.1%	7.2%	7.1%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Average Balances of Deposits

	Average Balances
($ amounts in millions)	2Q18	1Q18	4Q17	3Q17	2Q17	2Q18 vs. 1Q18		2Q18 vs. 2Q17
Customer Deposits
Interest-free deposits	$35,811	$35,464	$36,742	$36,522	$36,141	$347	1.0%	$(330)	(0.9)%
Interest-bearing checking	19,534	19,935	19,261	18,741	19,272	(401)	(2.0)%	262	1.4%
Savings	8,981	8,615	8,378	8,346	8,359	366	4.2%	622	7.4%
Money market—domestic	24,225	24,580	25,716	26,265	26,630	(355)	(1.4)%	(2,405)	(9.0)%
Money market—foreign	10	21	28	60	82	(11)	(52.4)%	(72)	(87.8)%
Low-cost deposits	88,561	88,615	90,125	89,934	90,484	(54)	(0.1)%	(1,923)	(2.1)%
Time deposits	6,632	6,787	6,935	6,929	7,005	(155)	(2.3)%	(373)	(5.3)%
Total Customer Deposits	95,193	95,402	97,060	96,863	97,489	(209)	(0.2)%	(2,296)	(2.4)%
Corporate treasury deposits	60	26	—	—	—	34	130.8%	60	NM
Total Deposits	$95,253	$95,428	$97,060	$96,863	$97,489	$(175)	(0.2)%	$(2,236)	(2.3)%

	Average Balances
($ amounts in millions)	2Q18	1Q18	4Q17	3Q17	2Q17	2Q18 vs. 1Q18		2Q18 vs. 2Q17
Consumer Bank Segment	$58,152	$57,146	$56,921	$56,980	$57,133	$1,006	1.8%	$1,019	1.8%
Corporate Bank Segment	27,160	27,672	28,362	27,607	27,584	(512)	(1.9)%	(424)	(1.5)%
Wealth Management Segment	8,528	8,942	9,163	9,269	9,545	(414)	(4.6)%	(1,017)	(10.7)%
Other (1)	1,413	1,668	2,614	3,007	3,227	(255)	(15.3)%	(1,814)	(56.2)%
Total Deposits	$95,253	$95,428	$97,060	$96,863	$97,489	$(175)	(0.2)%	$(2,236)	(2.3)%

	Average Balances
($ amounts in millions)	2Q18	1Q18	4Q17	3Q17	2Q17	2Q18 vs. 1Q18		2Q18 vs. 2Q17
Wealth Management - Private Wealth	$7,430	$7,765	$7,798	$7,750	$7,839	$(335)	(4.3)%	$(409)	(5.2)%
Wealth Management - Institutional Services	1,098	1,177	1,365	1,519	1,706	(79)	(6.7)%	(608)	(35.6)%
Total Wealth Management Segment Deposits	$8,528	$8,942	$9,163	$9,269	$9,545	$(414)	(4.6)%	$(1,017)	(10.7)%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2018	2017	2018 vs. 2017
Customer Deposits
Interest-free deposits	$35,638	$35,886	$(248)	(0.7)%
Interest-bearing checking	19,734	19,592	142	0.7%
Savings	8,799	8,205	594	7.2%
Money market—domestic	24,401	26,855	(2,454)	(9.1)%
Money market—foreign	16	113	(97)	(85.8)%
Low-cost deposits	88,588	90,651	(2,063)	(2.3)%
Time deposits	6,709	7,051	(342)	(4.9)%
Total Customer Deposits	95,297	97,702	(2,405)	(2.5)%
Corporate Treasury Deposits
Time deposits	43	24	19	79.2%
Total Deposits	$95,340	$97,726	$(2,386)	(2.4)%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2018	2017	2018 vs. 2017
Consumer Bank Segment	$57,652	$56,690	$962	1.7%
Corporate Bank Segment	27,415	27,873	(458)	(1.6)%
Wealth Management Segment	8,734	9,792	(1,058)	(10.8)%
Other (1)	1,539	3,371	(1,832)	(54.3)%
Total Deposits	$95,340	$97,726	$(2,386)	(2.4)%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2018	2017	2018 vs. 2017
Wealth Management - Private Wealth	$7,597	$7,898	$(301)	(3.8)%
Wealth Management - Institutional Services	1,137	1,894	(757)	(40.0)%
Total Wealth Management Segment Deposits	$8,734	$9,792	$(1,058)	(10.8)%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital
The following tables provide the calculation of the end of period “tangible common stockholders’ equity” and "tangible common book value per share" ratios, a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), and the fully phased-in pro-forma of Basel III common equity Tier 1 (non-GAAP).

The calculation of the fully phased-in pro-forma "Common equity Tier 1" (CET1) is based on Regions’ understanding of the Final Basel III requirements. For Regions, the Basel III framework became effective on a phased-in approach starting in 2015 with full implementation beginning in 2019. The calculation provided below includes estimated pro-forma amounts for the ratio on a fully phased-in basis. Regions’ current understanding of the final framework includes certain assumptions, including the Company’s interpretation of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as analyses and discussions with regulators continue. Because Regions is not currently subject to the fully phased-in capital rules, this pro-forma measure is considered to be a non-GAAP financial measure, and other entities may calculate it differently from Regions’ disclosed calculation.

A company's regulatory capital is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to broad risk categories. The aggregated dollar amount in each category is then multiplied by the prescribed risk-weighted percentage. The resulting weighted values from each of the categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Common equity Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the common equity Tier 1 capital ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements on a fully phased-in basis.

Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders' equity and the fully phased-in Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Tangible Common Ratios—Consolidated
Stockholders’ equity (GAAP)		$15,777	$15,866	$16,192	$16,624	$16,893
Less:
Preferred stock (GAAP)		820	820	820	820	820
Intangible assets (GAAP)		5,060	5,071	5,081	5,091	5,102
Deferred tax liability related to intangibles (GAAP)		(97)	(99)	(99)	(154)	(156)
Tangible common stockholders’ equity (non-GAAP)	A	$9,994	$10,074	$10,390	$10,867	$11,127
Total assets (GAAP)		$124,557	$122,913	$124,294	$123,271	$124,643
Less:
Intangible assets (GAAP)		5,060	5,071	5,081	5,091	5,102
Deferred tax liability related to intangibles (GAAP)		(97)	(99)	(99)	(154)	(155)
Tangible assets (non-GAAP)	B	$119,594	$117,941	$119,312	$118,334	$119,696
Shares outstanding—end of quarter	C	1,114	1,123	1,134	1,165	1,199
Tangible common stockholders’ equity to tangible assets (non-GAAP)	A/B	8.36%	8.54%	8.71%	9.18%	9.30%
Tangible common book value per share (non-GAAP)	A/C	$8.97	$8.98	$9.16	$9.33	$9.28

		As of and for Quarter Ended
($ amounts in millions)		6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Basel III Common Equity Tier 1 Ratio—Fully Phased-In Pro-Forma (1)
Stockholder's equity (GAAP)		$15,777	$15,866	$16,192	$16,624	$16,893
Non-qualifying goodwill and intangibles		(4,953)	(4,961)	(4,972)	(4,922)	(4,932)
Adjustments, including all components of accumulated other comprehensive income, disallowed deferred tax assets, threshold deductions and other adjustments		1,230	1,121	712	411	432
Preferred stock (GAAP)		(820)	(820)	(820)	(820)	(820)
Basel III common equity Tier 1—Fully Phased-In Pro-Forma (non-GAAP)	D	$11,234	$11,206	$11,112	$11,293	$11,573
Basel III risk-weighted assets—Fully Phased-In Pro-Forma (non-GAAP) (2)	E	$102,767	$101,482	$101,498	$100,857	$101,894
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP)	D/E	10.9%	11.0%	11.0%	11.2%	11.4%

(1)	Current quarter amounts and the resulting ratio are estimated.

(2)
Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III on a fully phased-in basis. The amounts included above are a reasonable approximation, based on our understanding of the requirements.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

•
Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

•
Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.

•
The effect of changes in tax laws, including the effect of Tax Reform and any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to shareholders.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

•
Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.

•
Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

•
Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.

•
Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements.

•
Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

•
The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The risks and uncertainties related to our acquisition or divestiture of businesses.

•	The success of our marketing efforts in attracting and retaining customers.

•
Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2018 Earnings Release

•
Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.

•	Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.

•	The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

•
The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business.

•
Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

•
Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.

•	Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•
The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders.

•	Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect how we report our financial results.

•	Other risks identified from time to time in reports that we file with the SEC.

•	Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the SEC.
The words "future," “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “could,” “should,” “can,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.